WRAP®

INVESTOR UPDATE

MARCH 2023

WRAP

SAFE HARBOR STATEMENT

Forward-looking statements in this presentation include, without limitation, statements regarding: proposed products and services and related development efforts and activities; expectations about the market for our current and future products and services; strategies and trends relating to subscription plan programs and revenues; strategies and trends, including the benefits of, research and development investments; the timing and realization of future contracted revenue; expectations about customer behavior; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance, including our outlook for 2023 full year revenue, adjusted EBITDA, stock-based compensation expense, adjusted free cash flow, and capital expenditures; statements of management's strategies, goals and objectives and other similar expressions; as well as the ultimate resolution of financial statement items requiring critical accounting estimates, including those set forth in our Form 10-K for the year ended December 31, 2022. Such statements give our current expectations or forecasts of future events; they do not relate strictly to historical or current facts. Words such as "may," "will," "should," "could," "would," "predict," "potential," "continue," "expect," "anticipate," "future," "intend," "plan," "believe," "estimate," and similar expressions, as well as statements in future tense, identify forward-looking statements. However, not all forward-looking statements contain these identifying words.

We cannot guarantee that any forward-looking statement will be realized, although we believe we have been prudent in our plans and assumptions. Achievement of future results is subject to risks, uncertainties and potentially inaccurate assumptions. The following important factors could cause actual results to differ materially from those in the forward-looking statements: the potential global impacts of the COVID-19 pandemic or other catastrophic events; our ability to manage our supply chain and avoid production delays, shortages and impacts to expected gross margins; changes in the costs of product components and labor; our ability to attract and retain key personnel; the impact of product mix on projected gross margins; our ability to defend against litigation and protect our intellectual property, and the resulting costs of this activity; the impact of stock compensation expense, impairment expense, and income tax expense on our financial results; changes in government regulations in the U.S. and in foreign markets, especially related to the classification of our products by the United States Bureau of Alcohol, Tobacco, Firearms and Explosives; our ability to design, introduce, sell and deploy new products or features; customer purchase behavior, including adoption of our software as a service delivery model for our Wrap Reality™ product line; delayed cash collections and possible credit losses due to our subscription model; exposure to international operational risks; our exposure to cancellations of government contracts due to appropriation clauses, exercise of a cancellation clause, or non-exercise of contractually optional periods; defects in our products; loss of customer data, a breach of security, or an extended outage, including by our third party cloud-based storage providers; our ability to integrate acquired businesses; negative media publicity regarding our products; and counter-party risks relating to cash balances held in excess of FDIC insurance limits. Many events beyond our control may determine whether results we anticipate will be achieved. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected. You should bear this in mind as you consider forward-looking statements. The Annual Report on Form 10-K that we filed with the Securities and Exchange Commission ("SEC") on March 2, 2023, lists various important factors that could cause actual results to differ materially from expected and historical results. These factors are intended as cautionary statements for investors within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act. Readers can find them under the heading "Risk Factors" in the Report on Form 10-K, and investors should refer to them. You should understand that it is not possible to predict or identify all such factors. Consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

Except as required by law, we undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our Form 10-Q, 8-K and 10-K reports to the SEC.

THE MISSION IS SIMPLE



SAVE LIVES

WRAP

RISING CONFLICT LEADS TO THE NEED FOR DE-ESCALATION


BOLA
WRAP
150

Rising conflict is leading to an increased need for immediate de-escalation

Mental Health Crisis — In 2019, nearly a billion people – including 14% of the world's adolescents – were living with a mental illness.[1]

1 in 10
Police encounters involve mentally ill[4]

Social Conflict — Since 2017, there have been over 230 significant antigovernment protest worldwide in more than 100 countries.[2]

Litigation & Settlements — More than $3.2 billion has been spent to settle claims of police misconduct involving 40,000 payments at 25 of the nation's largest police and sheriff departments in the last decade.[3]

[1] https://www.who.int/news/item/17-06-2022-who-highlights-urgent-need-to-transform-mental-health-and-mental-health-care
[2] https://carnegieendowment.org/publications/interactive/protest-tracker
[3] https://www.washingtonpost.com/investigations/interactive/2022/police-misconduct-repeated-settlements/
[4] The Role of Mental Illness in Fatal Law Enforcement Encounters; Treatment Advocacy Center; Office of Research & Public Affairs

WE ARE ONLY TARGETING THE DE-ESCALATION MARKET



The 98% market Wrap is targeting
2% Pain Compliance
LEAST FORCE
LIKELIHOOD OF USE
LETHAL FORCE
PREVENTING INJURY - WE COVER FROM VOICE TO USE OF FORCE
PAIN COMPLIANCE
BOLAWRAP
Use when you can no longer communicate, and you are not ready for pain compliance.
WRAP REALITY VR TRAINING
VR training platform to handle real-world calls. Train virtually with essential gear, such as a service weapon, TASER, pepper spray, BolaWrap and much more. Run through scenarios centered around marksmanship, de-escalation and judgment.
HANDCUFFS
VERBAL COMMANDS BREAKDOWN
VERBAL COMMANDS
POLICE OFFICER PRESENCE
WRAP
– Safe Restraint
– Reduce Physical Altercations
– Eliminate Escalation
PEPPER SPRAY / OC SPRAY
IMPACT WEAPONS
Batons, Etc.
LAUNCHERS
40 MM Rubber Bullets, Bean Bag Shotguns, Etc.
CEWS / TASER
FIREARMS

LAUNCHERS: Byrna Technologies (BYRN), Pepper Ball (Private) CEWS / TASER: Axon Enterprises (AXON) FIREARMS: Glock (Private), Smith & Wesson (SWBI), Beretta (Private), Heckler & Koch (MLHK: Paris Stock Exchange), Sig Sauer (Private)
* Garner, J. H., & Maxwell, C. D. (2001). Understanding the use of force by and against the police in six jurisdictions in the United States, 1996-1997. ICPSR Data Holdings, 55–60. https://doi.org/10.3886/icpsr03172

DE-ESCALATION LEADS TO SAFER POLICING OUTCOMES

At WRAP, we save lives and reduce the risk of injury by equipping the public safety industry with innovative tools and training that enable police and private security to take individuals into custody without having to use force. This leads to safer policing outcomes, saved lives, and saved careers for officers

BOLAWRAP® 150



DEVICE
Customizable colors and accessories for personalized departments



CASSETTE
Serialized, one-time use



ACCESSORIES
Holsters, belt clips, etc.

WRAP REALITY™



Cutting-edge virtual reality training technology for law enforcement and security personnel

BOLA WRAP® 150:

BOLAWRAP® SAVES LIVES


BOLA
WRAP
150

WRAP

BOLAWRAP® 150 REMOTE RESTRAINT DEVICE

DEVICE
Customizable colors and accessories for personalized departments


BOLA
WRAP



CASSETTE
Serialized, one-time use

ACCESSORIES
Holsters, belt clips, etc.



BolaWrap® Devices

- Compliance Without Pain
- De-escalate Encounters
- Helps Keep Officers & Subjects Safe
- Reduces Litigation
- Contributes to Restoring Trust Between Community & Law Enforcement

Significant Intellectual Property

19
U.S. patents granted

34
Foreign patents granted

Multiple
U.S. and foreign patents allowed and pending

63
Trademarks filings in U.S. and targeted foreign countries

53
Countries covered by foreign patents filed

DEFINING A SUCCESSFUL BOLAWRAP OUTCOME

A SUCCESSFUL OUTCOME IS WHEN:

BolaWrap® aids in an individual being detained, without the escalation of force and without significant injury to the individual or officers.


Subject's arm is wrapped and pinned to his side.
Subject is surprised, giving officers time to rush in and take him into custody safely,
without inflicting pain or needing to use higher levels of force.
BolaWrap Deployed
Subject's legs are wrapped and he is startled,
making it safer for officers to close the gap and secure him
without needing to use higher levels of force.

GLOBAL DEPLOYMENT IS GROWING



900+

Police agencies in the US and 59 countries currently have BolaWrap® devices.

WRAP REALITY™:

IMMERSIVE TRAINING SAVE LIVES



WRAP REALITY^{TM} IS THE FUTURE OF TRAINING TODAY

Cutting-edge virtual reality training technology for law enforcement and security personnel





FULL IMMERSION
Virtual reality brings the "stress" of the real world into the training space (minimum 10' x 10'; maximum 30' x 30')

QUALITY CONTENT
Each module is designed by police training experts

WIDE SPECTRUM OF SKILL SETS
Use of force, de-escalation, conflict resolution, and process and procedure

LARGE LIBRARY OF TRAINING MODULES
More than 36 modules representing a variety of relevant scenarios law enforcement officers face on a regular basis

360 THREAT VECTORS
Danger comes from all directions (e.g., above, and below)

INNOVATION
WRAP Reality has early access to cutting edge technology from some of America's largest, and most prominent technology companies

EASE OF TRANSPORT
Entire system can fit inside of two 3' x 2' x 2' Pelican cases

EASE OF USE
Basic operation can be learned in under an hour

EASE OF INSTALLATION
On-site installation and train-the-trainer sessions



SIGNIFICANT

MARKET OUTLOOK

SIGNIFICANT TOTAL ADDRESSABLE MARKET

NON-LETHAL DEVICE MARKET


$16.1B
2027
$9.0B
2021


900,000
Police officers in the US [1]
12,435,974
Police Officers globally [1]
105,000,000+
Total Addressable Market
75,000,000
Military personnel globally [1]
20,000,000+
Private security workers worldwide [2]

[1] 2018: FBI's Criminal Justice Information Services Division, 2019: Department of Justice

[2] https://forbes.com/sites/niallmccarthy/2017/08/31/private-security-outnumbers-the-police-in-most-countries-worldwideinfographic

BOLA WRAP DEPLOYMENT CONTINUES TO GROW


Potential full market opportunity for BolaWrap®
2022
2023
2024
2025
Domestic
International
5% Total Market Penetration
15% Total Market Penetration

BolaWrap 150® 3-Year Market Opportunity

5% Currently Deployed	1% Currently Deployed
900K US Police Officers	11.5M International Police Officers
15% Penetration	5% Penetration
Device Revenue: +$175M	Device Revenue: +$750M
Annual Cassette Revenue: +$ 15M	Annual Cassette Revenue: +$ 60M



CORPORATE STRATEGY

SOLID GO FORWARD STRATEGY

OUR STRATEGIC ROADMAP FOR SUCCESS

- Execute on comprehensive roadmap focused on sustainable growing revenue, driving strong margins, and supporting long run profitability
- Implement enhanced sales approach for long-term value creation
- Use improved pricing to expand domestically, internationally, and within current departments
- Continue implementing customer success function to maintain customer retention and drive customer expansion and patrol-wide deployment
- Build on recently added inside sales function
- Create additional distributor and partner relationships


BOLA
WRAP
150

OUR GO-TO-MARKET PRIORITIES


WRAP
Driving public safety to Better outcomes
BOLA WRAP
WRAP REALITY

- Achieving Repeatable and Predictable Sales
- Expanding the Sales Function
- Building Stronger Relationships with Key Distribution Partners
- Focusing on Increasing Sales Successes & Lead Generation
  - Dedicated Inside Sales Function
  - Improved Quota and Commission Structures
  - Better Pipeline Management
  - Sales Commit Call
  - Better Sales Funnel Communication

WRAP

ROBUST DISTRIBUTION NETWORK

DISTRIBUTION NETWORK

International
International Distributor Network

49
International Distributors

59
Countries currently with BolaWrap products

59
Countries covered by Distributors

United States
US Distributor Network

13
Distributors

50
States covered by Distributors

120+
Distributor personnel selling BolaWrap products to US law enforcement customers

900+
Police agencies currently testing or carrying BolaWrap in the field

4300+
All time certified officer instructors

ROBUST SALES CYCLE CAN TAKE TIME

United States - *decisions made by each department's Chief*


HOUSTON
CITY OF HOUSTON POLICE
SPACE CITY U.S.A.
POLICE


POLICE

Large Departments Federal Agencies →	Internal Sales Team Trained by WRAP Training Academy More Decision Makers Longer Sales Cycle Larger Orders
Small Departments →	Distributor Network Trained By WRAP Training Academy Fewer Decision Makers Shorter Sales Cycle Smaller Orders

International - *decisions made on national level by individual entities*



Large Departments Federal Agencies →	Distributor Network Trained By WRAP Training Academy Less Decision Makers Low Visibility Sales Cycle Significant Orders


Demonstration
Training
• Initial Purchase
• Pay For Training
Policy
Full Agency Deployment
WRAP

Q4 2022 UPDATE – A RECORD QUARTER

Strategic Update Deployed

- Strategic Roadmap deployed
- Redesigned go-to-market sales approach
- Connected with all major distributors across the Globe to realign sales process and introduce new management team

Continued to Deploy Products

- Trained law enforcement agencies up 32% YOY
- Certified Officer Instructors up 30% YOY
- More than 1,360 agencies trained
- More than 4,580 training officers certified on BolaWrap®

Cost Savings Implemented

- Operating Expense down 19% for the full year 2022 due to cost controls
- Further operating expense reductions made to reduce cash burn
- Reduced workforce to critical components

2022 Year of Transition

- Expanded the Sales Function
- Built Stronger Relationships with Key Distribution Partners
- Committed to the BolaWrap 150® for the next 5-10 years



STRONG

FINANCIAL OUTLOOK

NASDAQ: WRAP wrap.com

2022 ACCOMPLISHMENTS

Established Clear Mission

71%

Increase in Americas Sales in 2022

19%

Reduction in OPEX in 2022

Redefined Sales Process and Gained Control of Engineering and Marketing Costs

Strategic Plan Launched – executing on comprehensive roadmap, implementing enhanced sales, improved pricing, implemented customer success function, launched inside sales function, added additional distributors.

CONTINUING TO BUILD ON HISTORICAL REVENUE GROWTH

Annual Revenue Continues Strong Growth



$0.7M
$3.9M
$7.7M
$8.1M
2019
2020
2021
2022

2022 YTD Revenue Breakdown



$8.1M
2022
REVENUE
Americas
71%
Asia Pacific
3%
EMEA
26%

Annual International Revenue



2022
$2.3
2021
$4.4
2020
$2.5
2019
$0.2
($ in Millions)

FOCUSED ON REDUCING COST AND INCREASING CASH FLOW

As a company, we are focused on improving margins and sales while reducing and eliminating non-critical mission SG&A and R&D costs. In 2022, we reduced our OPEX costs by over $5M. Going forward, we expect OPEX to be around $5M per quarter.

IMPROVING FUTURE GROSS PROFIT


2022 Actual
Gross Profit
$3.7M
46%
GROSS MARGIN
2023 Target
+50%
GROSS MARGIN

CONTINUED FOCUS ON CONTROLLING OPEX


$6.0M
$7.7M
$6.7M
$6.0M
$6.1M
$5.2M
$4.8M
$5.3M
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22
Q3'22
Q4'22
SG&A
R&D

STRONG BALANCE SHEET SUPPORTS FUTURE GROWTH

($ in millions)	12/31/22	12/31/21
Assets		
Current Assets		
Cash & ST Investments	$ 19.3	$ 34.9
Other Current Assets	7.6	6.3
Total Current Assets	$ 26.9	$ 41.2
Other Assets	3.7	3.0
Total Assets	$ 30.6	$ 44.2
Liabilities and Stockholder's Equity		
Liabilities		
Current Liabilities	$ 3.2	$ 2.9
Long-Term Liabilities	0.3	0.1
Total Liabilities	$ 3.5	$ 3.0
Stockholder's Equity	27.1	41.2
Total Liabilities and Stockholder's Equity	$ 30.6	$ 44.2

CORPORATE HIGHLIGHTS

41.17 million
Shares Outstanding
(12/31/2022)

$19.3 million
Cash & Short-term investments
(12/31/2022)

$27.1 million
Stockholders' Equity
(12/31/2022)

$23.6 million
Working Capital
(12/31/2022)

14.1 million
Insider Ownership
(12/31/2022)

$100 million
Market Cap.
(as of 02/20/2023)

WRAP

FOCUSED TARGETS FOR THE FUTURE

QUARTER SALES ABOVE $5M IN 2023

QUARTER OPEX AROUND $5M IN 2023

ADJUSTED QUARTER EBITDA BREAKEVEN BY Q4 2023

QUARTER PROFITABILITY IN Q4 2024



SUMMARY

NASDAQ: WRAP wrap.com

SUMMARY OF KEY CONSIDERATIONS



- Demand for non-lethal and non-injurious restraint solutions for public safety continues to grow.
- We continue to control Operating Expenses and expect our cash burn to continue to improve.
- We expect to drive continued success to break even by the end of 2023.
- We have a path to be cash flow positive by the end of 2024.
- We have improved our go to market approach to drive repeatability and scalability.

Wrap Technologies, Inc.
1817 W 4TH STREET
TEMPE, ARIZONA 85281

Wrap Investor Relations
Matt Glover and Tom Colton
Gateway Group, Inc.
949-574-3860

WRAP@gatewayir.com